Regulatory Assets	12 Months Ended
Dec. 31, 2012
Regulatory Assets
Regulatory Assets

5.         Regulatory Assets

The following table summarizes the Company’s regulatory assets, net of amortization, as of December 31, 2012 and 2011.  The regulatory assets are recoverable or reimbursable over various periods. The Company believes that it will continue to be subject to rate regulation that will provide for the recovery of its regulatory assets.

	December 31,
	2012	2011
	(Thousands)
Deferred taxes	$14,309	$11,532
Post-retirement benefits other than pensions	3,236	3,994
Other recoverable costs	332	2,721
Total regulatory assets	$17,877	$18,247

The regulatory asset associated with deferred taxes primarily represents deferred income taxes recoverable through future rates related to a deferred tax position that existed at the time of normalization and the equity component of AFUDC.  The Company expects to recover the amortization of the deferred tax position ratably over the corresponding life of the underlying assets that created the difference.

The deferred tax regulatory asset associated with AFUDC represents the offset to the deferred taxes associated with the equity component of the allowance for funds used during the construction of long-lived assets. Taxes on capitalized funds used during construction and the offsetting deferred income taxes will be collected through rates over the depreciable lives of the long-lived assets to which they relate.

The amounts established for deferred taxes were generated during the pre-IPO period when the Company was reported and included as part of EQT’s consolidated federal tax return.  Effective July 2, 2012, the Company is a partnership for income tax purposes and no longer subject to federal and state income taxes. As a result, the Company will not recognize any additional regulatory assets related to deferred taxes for financial statement purposes after July 2, 2012.

The Company defers expenses for on-going post-retirement benefits other than pensions which are subject to recovery in approved rates.  The regulatory asset for other post-retirement benefits other than pensions is expected to be recovered in rates within approximately 3 years.

Other recoverable costs primarily represent the recovery of operation and maintenance expenses incurred in connection with the pipeline safety program. The Company has been approved by the FERC to institute an annual surcharge for the tracking and recovery of all costs incurred. The remaining balance represents the recovery of storage base gas. The Company is entitled to recover certain migrated storage base gas. A regulatory asset was established by multiplying the recoverable volume of migrated base gas by the average cost of the base gas. The regulatory asset is reduced by the volumes of base gas recovered through a component of the transmission system retention factor assessed to transmission service customers. The annual surcharge for 2012 is subject to two customer protests. The Company has submitted to FERC a Proposed Stipulation of Agreement which, if approved by FERC, would settle the customer protests and replace the surcharge with a fixed pipeline safety cost rate.

The following regulatory assets do not earn a return on investment: deferred taxes, other post-retirement benefits and base gas migration.